SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                         Eaton Vance Senior Income Trust
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5)  Total fee paid:
--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

(3)  Filing Party:
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(4)  Date Filed:
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
                         EATON VANCE SENIOR INCOME TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                August 29, 2003


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust (the "Fund"), which will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 17, 2003 at 1:30 P.M. (Boston time).

     At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                                Sincerely,

                                                /s/ James B. Hawkes

                                                James B. Hawkes
                                                President and Trustee


     YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

                         EATON VANCE SENIOR INCOME TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD FRIDAY, OCTOBER 17, 2003

     The Annual Meeting of Shareholders of Eaton Vance Senior Income Trust, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 17, 2003 at 1:30 P.M. (Boston time), for the following purposes:

      1. To elect two Class II Trustees of the Fund, one of whom shall be elected solely by the holders of the Fund's Auction Preferred Shares.

      2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     The Board of Trustees has fixed the close of business on August 20, 2003 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                        By Order of the Board of Trustees

                                        /s/ Alan R. Dynner

                                        Alan R. Dynner
                                        Secretary

August 29, 2003
Boston, Massachusetts


                                    IMPORTANT

SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THE FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                         EATON VANCE SENIOR INCOME TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust (the "Fund"), to be held October 17, 2003 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about August 29, 2003.

     The Board of Trustees of the Fund has fixed the close of business August 20, 2003, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of August 20, 2003, there were 36,102,373 Common Shares of beneficial interest, $.01 par value per share ("Common Shares") and 4,400 Auction Preferred Shares, $.01 per value per share, liquidation preference $25,000 per share ("APS"), of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding shares. The Trustees and executive officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board has currently fixed the number of Trustees at seven. The Fund's Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2003 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Accordingly, only nominees for Class II Trustee are currently proposed for election. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

     Proxies will be voted for the election of the following Class II Trustee nominees: Samuel L. Hayes, III and Norton H. Reamer. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     Donald R. Dwight, a Class I and APS Trustee and Jack L. Treynor, a Class III Trustee retired pursuant to the Fund's retirement policy on July 1, 2003 and June 6, 2003, respectively. At the Board of Trustees Meeting held June 16, 2003, the Trustees elected Ronald A. Pearlman as a Class I and APS Trustee to replace Mr. Dwight, and at the February 10, 2003 Board of Trustees Meeting, the Trustees elected William H. Park as a Class III Trustee to replace Mr. Treynor. The Class I Trustees serving until the 2005 Annual Meeting are Jessica M. Bibliowicz, James B. Hawkes and Ronald A. Pearlman. The Class III Trustees serving until the 2004 Annual Meeting are William H. Park and Lynn A. Stout. The Class II Trustees serving until the 2003 Annual Meeting are Samuel L. Hayes, III and Norton H. Reamer.

     The nominees for Class II Trustee and the Fund's current Class I and Class III Trustees and their principal occupations for at least the last five years are as described below.

                                    TRUSTEES

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                          TERM OF                                                IN FUND            OTHER
                           POSITION(S)   OFFICE AND                                              COMPLEX         DIRECTORSHIPS
NAME, ADDRESS               HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING PAST        OVERSEEN BY        HELD BY
AND AGE(1)                    FUND       TIME SERVED    FIVE YEARS                               TRUSTEE(2)         TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

                                           CLASS II TRUSTEES NOMINATED FOR ELECTION IN 2003

SAMUEL L. HAYES, III (A)   Class II      Until 2003.    Jacob H. Schiff Professor of                195       Director of Tiffany
DOB:  2/23/35              Trustee       3 years.       Investment Banking Emeritus, Harvard                  & Co. (specialty
                                         Trustee        University Graduate School of Business                retailer) and
                                         since 1998.    Administration.                                       Telect, Inc.
                                                                                                              (telecommunication
                                                                                                              services company)

NORTON H. REAMER           Class II      Until 2003.    President, Unicorn Corporation (an          195       None
DOB:  9/21/35              Trustee       3 years.       investment and financial advisory
                                         Trustee        services company) (since September
                                         since 1998.    2000).  Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an investment
                                                        management company) (since November
                                                        2000).  Advisory Director of Berkshire
                                                        Capital Corporation (investment
                                                        banking firm) (since June 2002).
                                                        Formerly Chairman of the Board, United
                                                        Asset Management Corporation (a
                                                        holding company owning institutional
                                                        investment management firms) and
                                                        Chairman, President and Director, UAM
                                                        Funds (mutual funds).

                                                CLASS I AND CLASS III TRUSTEES

JESSICA M. BIBLIOWICZ*     Class I       Until 2005.    President and Chief Executive Officer       195       None
DOB:  11/28/59             Trustee       3 years.       of National Financial Partners (a
                                         Trustee        financial services company) (since
                                         since 1999.    April 1999).  President and Chief
                                                        Operating Officer of John A. Levin &
                                                        Co. (a registered investment advisor)
                                                        (July 1997 to April 1999) and a
                                                        Director of Baker, Fentress & Company
                                                        which owns John A. Levin & Co. (July
                                                        1997 to April 1999).

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                          TERM OF                                                IN FUND             OTHER
                           POSITION(S)   OFFICE AND                                              COMPLEX         DIRECTORSHIPS
NAME, ADDRESS               HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING PAST        OVERSEEN BY        HELD BY
AND AGE(1)                    FUND       TIME SERVED    FIVE YEARS                               TRUSTEE(2)         TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

JAMES B. HAWKES*           President     Until 2005.    Chairman, President and Chief               195       Director of EVC
DOB:  11/9/41              and Class     3 years.       Executive Officer of EVM, and its
                           I Trustee     Trustee        corporate parent and trustee (EVC and
                                         since 1998.    EV); Vice President and Director of
                                                        Eaton Vance Distributors, Inc.;
                                                        Director of EV.

WILLIAM H. PARK            Class III     Until          President and Chief Executive Officer,      192       None
DOB:  9/19/47              Trustee       2004.          Prizm Capital Management, LLC
                                         Trustee        (investment management firm) (since
                                         since 2003.    2002).  Executive Vice President and
                                                        Chief Financial Officer, United Asset
                                                        Management Corporation (a holding
                                                        company owning institutional
                                                        investment management firms)
                                                        (1982-2001).

RONALD A. PEARLMAN (A)     Class I       Until          Professor of Law, Georgetown                192       None
DOB:  7/10/40              Trustee       2005.          University Law Center (since 1999).
                                         Trustee        Formerly, Tax Partner, Covington &
                                         since 2003.    Burling, Washington, DC (1991-2000).

LYNN A. STOUT              Class III     Until 2004.    Professor of Law, University of             195       None
DOB:  9/14/57              Trustee       3 years.       California at Los Angeles, School of
                                         Trustee        Law (since July 2001).  Formerly,
                                         since 1999.    Professor of Law, Georgetown
                                                        University Law Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.
*    Interested Trustee.
(A)  APS Trustee.

INTERESTED TRUSTEES

     James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), the Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a publicly traded holding company which indirectly owns all the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC, and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization".)

     Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of Funds for which EVM acts as investment adviser.

ELECTION OF TRUSTEES BY APS AND COMMON SHARES

     Under the terms of the Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund (identified by an "(A)" after their names above). Samuel L. Hayes, III has been nominated for election by the holders of the APS. The By-Laws further provide for the election of the other nominees named above by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. The Trustees of the Fund shall be elected by a plurality of the shares of the Fund entitled to vote.

     The following table shows the dollar range of shares beneficially owned in the Fund and in all Eaton Vance funds by each Trustee (except for Mr. Dwight and Mr. Treynor who are retired):

                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                DOLLAR RANGE OF          SECURITIES IN ALL EATON VANCE
NAME OF TRUSTEE                FUND SHARES HELD            FUNDS OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES
Jessica M. Bibliowicz                None                      $10,001 - $50,000
James B. Hawkes                  Over $100,000                   Over $100,000
   NONINTERESTED TRUSTEES
Samuel L. Hayes, III                 None                       Over $100,000*
William H. Park                      None                     $50,001 - $100,000
Ronald A. Pearlman                   None                     $50,001 - $100,000
Norton H. Reamer                     None                        Over $100,000
Lynn A. Stout                        None                     $10,001 - $50,000*

*  Includes shares held in Trustee Deferred Compensation Plan.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 2003, the Trustees of the Fund met eight times, the Governance Committee met seven times, the Special Committee met three times and the Audit Committee met three times. Each Trustee attended at least 75% of the Board and committee meetings on which he or she serves.

     The Governance, Special and Audit Committee of the Board of Trustees are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout, currently serve on the Governance Committee. Ms. Stout currently serves as the Governance Committee's chair. The purpose of the Committee is to undertake a periodic review of, and make recommendations with respect to, the Board's performance; Trustee compensation; appointment of new Trustees; identity, duties and composition of the various Board Committees; development and maintenance of the Board's membership, structure and operations' policies and procedures adopted or approved by the Board to comply with regulatory requirements that relate to fund governance; and any other matters related to fund governance. The Governance Committee was previously named the Nominating Committee; its name was changed and a new charter adopted in March 2003. The Nominating Committee's purpose was to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees was comprised of noninterested Trustees. The Board will, when a vacancy exists or is anticipated, consider any nominee for trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Hayes (Chairman), Park, Pearlman and Reamer currently serve on the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services (if any); and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

     Messrs. Reamer (Chairman), Hayes, Park and Ms. Stout currently serve on the Audit Committee of the Board of Trustees of the Fund. Each member is independent of the Fund, as defined by New York Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund. The Fund's Board of Trustees has adopted a written charter for its Audit Committee. A copy of the Audit Committee's current charter is attached as Exhibit A. Set forth below under "Additional Information" is the Audit Committee's Report. The Board of Trustees of the Fund has designated Messrs. Park, Hayes and Reamer as the Fund's Audit Committee financial experts.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance Organization will be paid by the Fund. For the fiscal year ended June 30, 2003, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund, and for the year ended December 31, 2002 earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                                             TOTAL
                                  AGGREGATE               COMPENSATION
                                 COMPENSATION              FROM FUND
  NAME OF TRUSTEE                 FROM FUND             AND FUND COMPLEX
  ---------------                ------------           ----------------

  Jessica M. Bibliowicz             $2,824                  $160,000
  Donald R. Dwight(2)                2,839                   162,500(3)
  Samuel L. Hayes, III               3,145                   180,000
  Norton H. Reamer                   2,802                   160,000
  Lynn A. Stout                      2,897                   160,000(4)
  Jack L. Treynor(2)                 2,845                   170,000

(1) As of August 1, 2003, the Eaton Vance fund complex consisted of 196 registered investment companies or series thereof.
(2) Mr. Dwight, a Class I Trustee and Mr. Treynor, a Class III Trustee retired on July 1, 2003 and June 6, 2003, respectively, and consequently are not standing for re-election.
(3)  Includes $60,000 of deferred compensation.
(4)  Includes $16,000 of deferred compensation.

     Trustees of the Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance fund complex, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO CLASS II NOMINEES.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc. Attention: Mr. Joseph P. Lundbohm, P.O. Box 43027, Providence, RI 02940-3027.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                                        Norton H. Reamer, Chairman
                                        Samuel L. Hayes, III
                                        William H. Park
                                        Lynn A. Stout

AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent accountants of the Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. For the most recent fiscal year, the Fund paid an aggregate of $118,400 in professional fees to their auditors, Deloitte, of which $112,600 was paid for audit services and $5,800 was paid for other services. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by Eaton Vance Corp. (and its affiliates) for the most recent fiscal year ended October 31, 2002 were $816,946. The Audit Committee and Board of Trustees of the Fund are aware that Deloitte provides services to the Eaton Vance Organization and considered whether the provision of such services is compatible with the maintenance of that firm's independence.

OFFICERS OF THE FUND. The officers of the Fund and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance. As of the record date, the officers of the Fund owned 12,000 shares.

                                               TERM OF OFFICE
                               POSITION(S)     AND LENGTH OF                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)     HELD WITH FUND     TIME SERVED                       DURING PAST FIVE YEARS(2)
------------------------------------------------------------------------------------------------------------------------------------

ALAN R. DYNNER               Secretary           Since 1998        Vice President, Secretary and Chief Legal Officer of BMR,
DOB:  10/10/40                                                     Eaton Vance, EVD and EVC.  Officer of 195 registered
                                                                   investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR            Treasurer           Since 1998        Vice President of BMR, Eaton Vance and EVD.  Officer of 117
DOB:  4/1/45                                                       registered investment companies managed by Eaton Vance or BMR.

SCOTT H. PAGE                Vice President      Since 1998        Vice President of Eaton Vance and BMR.  Officer of 14
DOB:  11/30/59                                                     registered investment companies managed by Eaton Vance or BMR.

JOHN P. REDDING              Vice President      Since 2001        Vice President of Eaton Vance and BMR.  Officer of 1
DOB:  3/21/63                                                      registered investment company managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD          Vice President      Since 1998        Vice President of Eaton Vance and BMR.  Officer of 14
DOB:  8/13/56                                                      registered  investment companies managed by Eaton Vance or BMR.

MICHAEL W. WEILHEIMER        Vice President      Since 1998        Vice President of Eaton Vance and BMR.  Officer of 11
DOB:  2/11/61                                                      registered investment companies managed by Eaton Vance or BMR.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Samuel L. Hayes, III, Trustee, filed late one report required to be filed under Section 16(a) of the Securities Exchange Act of 1934 regarding a sale of shares of the Fund owned by his spouse.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund.
Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Inc., or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $15,000.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by October 17, 2003, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     THE FUND WILL FURNISH, WITHOUT CHARGE A COPY OF THE FUND'S ANNUAL OR SEMIANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O PFPC INC., ATTN: MR. JOSEPH P. LUNDBOHM, P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALL 1-800-331-1710.


                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at the Fund's 2004 Annual Meeting of Shareholders must be received at the Fund's principal office no later than June 20, 2004 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.


                                                 EATON VANCE SENIOR INCOME TRUST

August 29, 2003

                                    EXHIBIT A

                                                       ADOPTED - AUGUST 11, 2003

                                EATON VANCE FUNDS

                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee may be an "interested person" of a Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as
     amended (the "1940 Act"), nor shall any member receive any compensation from a Fund except compensation for service as a member of the Board of Trustees or a committee of the Board. Each member shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange and New York Stock Exchange (and such other national securities exchange on which a Fund's shares are listed), as in effect from time to time, including with respect to the member's former affiliations or employment, financial literacy and, if applicable, accounting or related financial management expertise. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert.

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to:

     1. oversee the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

     3. approve the selection, evaluation and, when appropriate, replacement of the independent auditors, and, if applicable, with respect to the nomination of independent auditors to be proposed for shareholder ratification in any proxy statement; and

     4. evaluate the qualifications, independence and performance of the independent auditors.

     The function of the Audit Committee is oversight. The Treasurer of each Fund is responsible for oversight of the preparation, presentation and integrity of the Fund's financial statements by the Fund's accounting agent. The Treasurer is also responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits and reviews consistent with applicable legal and professional standards and the terms of their engagement. The independent auditors for the Fund are ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The

     Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least twice annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditing firm rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

     1. To review, as appropriate, the audited financial statements and other financial information of the Fund and the results of the examination of the Fund's financial statements by the independent auditors, including the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

     2. To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund's financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

     3. To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit
          Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund's independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC") and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     4. To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund ("Adviser Affiliates") if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable DE MINIMIS statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

     5. To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to the Chairperson of the Audit Committee authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that such pre-approval shall be reported by the Chairperson to the Audit Committee not later than the next meeting thereof.

     6. To consider the controls implemented by the independent auditors and management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

     7. To receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update,
          (iv) a description of all non-audit services provided, including fees associated with the services, to all of the Funds since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

     8. To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to SAS 61, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management's responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund's shares are listed. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

     9. To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

     10. With respect to each Fund the securities of which are listed on a national securities exchange, to provide: (a) a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission (including, without limitation, Rule 306 of Regulation S-K) to be included in the Fund's annual proxy statement.

     11. To review and report to the full Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

     12. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

     13. To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and rules issued by the SEC in connection therewith; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

     14. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

     15. To review the adequacy of this charter and evaluate the Audit Committee's performance of its duties and responsibilities hereunder at least annually, and to make recommendations for any appropriate changes or other action to the full Board of Trustees.

     16. To report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter.

                                   APPENDIX A

                                EATON VANCE FUNDS

                      AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of each of the registered investment companies sponsored by Eaton Vance Management (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I.   PROCEDURES FOR RECEIVING COMPLAINTS

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers and administrators (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

     1. The complaining Employee may place a telephone call to the Chairperson of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

     2. Alternatively, the Employee may submit to the Chairperson of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

     3. The name and contact information for the current Chairperson of the Audit Committee is set out on Schedule A hereto.

II.  PROCEDURES FOR TREATING COMPLAINTS

The Chairperson of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairperson of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairperson of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

     1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

     2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

     3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

     4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund.

The Audit Committee will then report to the full Board at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board, the Audit Committee may make its report in an executive session of the Board.

III. PROCEDURES FOR RETAINING COMPLAINTS

The Chairperson of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                   SCHEDULE A
                                   ----------

                                Norton H. Reamer
                              Unicorn Corporation
                      One International Place, 14th Floor
                                Boston, MA 02110
                             Phone: (617) 330-8800
                              Fax: (617) 330-8801
                         Email: nreamer@unicorncorp.com

                                      PROXY

                         EATON VANCE SENIOR INCOME TRUST

                ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 17, 2003
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


     The undersigned holder of shares of beneficial interest of Eaton Vance Senior Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 17, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE SIDE     SEE REVERSE
   SIDE                                                                 SIDE

      PLEASE MARK
[X]   VOTES AS IN
      THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:
     NOMINEE:  (01) Norton H. Reamer


       FOR                 WITHHELD
     NOMINEE  [ ]  [ ]   FROM NOMINEE



                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                             MARK HERE FOR COMMENT AND NOTE AT LEFT          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:______________  Date:_______  Signature:______________  Date:________

                                      PROXY

                         EATON VANCE SENIOR INCOME TRUST

                ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 17, 2003
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Senior Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 17, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE SIDE     SEE REVERSE
   SIDE                                                                 SIDE

      PLEASE MARK
[X]   VOTES AS IN
      THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a)  Election of one Trustee to represent Auction Preferred Shares.

          NOMINEE: (01) Samuel L. Hayes, III

       FOR                 WITHHELD
     NOMINEE  [ ]  [ ]   FROM NOMINEE


      (b)  Election of one Trustee to represent all Shareholders.

           NOMINEE: (02) Norton H. Reamer

       FOR                 WITHHELD
     NOMINEE  [ ]  [ ]   FROM NOMINEE


[  ]  ______________________________________
      (Instructions: To withhold authority to vote for any nominee, write those nominees' names above.)



                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                             MARK HERE FOR COMMENT AND NOTE AT LEFT          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:______________  Date:_______  Signature:______________  Date:________